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                                                                   Exhibit 10.16

                                 AMENDMENT NO. 1 TO
                               STOCKHOLDERS AGREEMENT
                                ----------------------

          This AMENDMENT NO. 1 is dated as of December 27, 1997 by and among Anvil Holdings, Inc., a Delaware corporation (the "Company") and certain Stockholders of the Company set forth on the signature pages attached hereto. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Stockholders Agreement, dated as of March 14, 1997, among the Company and the Stockholders (the "Agreement").

          1. AMENDMENT. Pursuant to Section 13 of the Agreement, the Agreement is hereby amended to replace the definition of "Family Group" with the following definition:

               "Family Group" means, with respect to an individual Stockholder
               (i) such Stockholder's spouse, former spouse and descendants (whether natural or adopted), parents and their descendants (whether natural or adopted), and any descendant or spouse of the foregoing individuals, (ii) any trust solely for the benefit of any of the individuals listed in clause (i) above, and (iii) any partnership, limited liability company or other legal entity whose securityholders are comprised solely of the Stockholder and/or any of the individuals listed in clause (i) above.

          2.   MISCELLANEOUS.

          (a) COUNTERPARTS. This Amendment No. 1 may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          (B) GOVERNING LAW. THE CORPORATE LAW OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                              *     *     *     *     *

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment
No. 1 as of the date first above written.

                                        ANVIL HOLDINGS, INC.

                                        By:________________________________
                                           Name:
                                           Title:


                                        BRUCKMANN, ROSSER, SHERRILL & CO., L.P.

                                        By:  BRS Partners, Limited Partnership
                                        Its: General Partner


                                        By:________________________________
                                           Name:
                                           Title:


                                        399 VENTURE PARTNERS, INC.


                                        By:________________________________
                                           Name:
                                           Title:  Member


                                        CCT PARTNERS II, L.P.

                                        By: CCT Corporation I
                                        Its: General Partner

                                        By:________________________________
                                           Name:
                                           Title: